                                                                    Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Lightbridge, Inc. (the "Company") for the three and nine months ended September 30, 2005, as filed with the Securities and Exchange Commission on November 4, 2005 (the "Report"), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     /s/ Robert E. Donahue                         /s/ Timothy C. O'Brien
     -------------------------------------         ---------------------------
     Robert E. Donahue                             Timothy C. O'Brien
     President and Chief Executive Officer         Chief Financial Officer

     Date: November 4, 2005                        Date: November 4, 2005